Supplement dated June 30, 2000 to the current Statement of Additional
                   Information for the following Funds:

Delaware Group Equity Funds II - Delaware Diversified Value Fund
Delaware Group Equity Funds III - Delaware Research Fund
Delaware Group Equity Funds IV - Delaware Diversified Growth Fund
Delaware Pooled Trust - The Select Equity Portfolio

J. Paul Dokas and the other members of Delaware Management Company's Structured Products team are also officers of, and serve as investment personnel for, Vantage Investment Advisors, a registered investment advisor and affiliate of Delaware. Delaware will utilize Vantages investment personnel, research, trading capabilities and other services in connection with the management of the Fund/Portfolio. The Fund/Portfolio will not incur any additional fees as a result of the services provided by Vantage.